COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2015
COMMITMENTS AND CONTINGENCIES [Text Block]

NOTE 12 - COMMITMENTS AND CONTINGENCIES

Operating Lease Agreements

The Company incurred total lease expenses for the years ended December 31, 2015 and 2014, of $523,658 and $321,557 ; respectively. Included in the total lease expense are minimum lease payments of $164,405 and $108,798, and royalty based contingent lease expense of $359,253 and $212,759 for the years ended December 31, 2015 and 2014; respectively.

BLM Lease Agreements

Idaho
On August 1, 2007, the Company signed a geothermal resources lease agreement with the United States Department of the Interior Bureau of Land Management (“BLM”). The contract requires an annual payment of $3,502 including processing fees. The primary term of the agreement is 10 years. After the primary term, the Company has the right to extend the contract. BLM has the right to terminate the contract upon written notice if the Company does not comply with the terms of the agreement.

San Emidio
The lease contracts are for approximately 21,905 acres of land and geothermal rights located in the San Emidio Desert, Nevada. The lease contracts have primary terms of 10 years. Per federal regulations applicable for the contracts, the lessee has the option to extend the primary lease term another 40 years if the BLM does not need the land for any other purpose and the lessee is maintaining production at commercial quantities. The leases require the lessee to conduct operations in a manner that minimizes adverse impacts to the environment.

Gerlach
The Gerlach Geothermal LLC assets are comprised of two BLM geothermal leases and one private lease totaling 2,986 acres. Both BLM leases have a royalty rate which is based upon 10% of the value of the resource at the wellhead. The amounts are calculated according to a formula established by Minerals Management Service (“MMS”). One of the two BLM leases has a second royalty commitment to a third party of 4% of gross revenue for power generation and 5% for direct use based on BTUs consumed at a set comparable price of $7.00 per million BTU of natural gas. The private lease has a 10 year primary term and would receive a royalty of 3% gross revenue for the first 10 years and 4% thereafter.

Other Lease Agreements

Neal Hot Springs, Oregon
The Company holds 3 lease contracts for approximately 7,429 acres of geothermal water rights located in the Neal Hot Springs area near Vale, Oregon. The contracts have stated terms of 10 years with expiration dates that range from May 2015 to November 2019. The two major contracts are royalty based. One of the agreements defines a royalty rate based upon 3% of the gross proceeds for the first 5 years of commercial production, 4% of gross proceeds for the next 10 years, and 5% of the gross proceeds thereafter. The second agreement defines a royalty rate based upon 2% of the actual revenue for the first 10 years of commercial production and 3% thereafter. As of January 2013, USG Oregon LLC began paying monthly royalties under both royalty based contracts based on electricity delivery under the Idaho Power Purchase Agreement.

Raft River Energy I LLC
The Company has entered into several lease contracts for approximately 5,144 acres of land and geothermal water rights located in the Raft River area located in Southern Idaho. Two contracts renew automatically upon receipt of annual payment, the residual have expiration terms from 5 to 30 years with expiration dates that range from January 2016 to December 2034. Six contracts have a royalty rate provision of 10% of net income calculated with specified depreciation methods.

The Geysers, California
On April 22, 2014, the Company acquired companies that held five significant lease contracts for approximately 3,809 acres ( 6.0 square miles) of land and geothermal water rights in The Geysers area located in Northern California. The contracts have stated expiration dates, expiring from February 2017 to October 2019. The remaining contracts renew indefinitely with payments made within contracted terms (held by payment).

Crescent Valley, Nevada
On December 12, 2014, the Company acquired Earth Power Resources Inc. that held 63 lease contracts for approximately 26,017 acres located in the central area of the State of Nevada. The contracts have stated terms of 10 to 40 years with expiration dates that range from February 2015 to June 2054.

Office Lease

On August 12, 2013, the Company signed a 5 year lease agreement for office space and janitorial services. The lease payments are due in monthly installments starting February 1, 2014. The monthly payments that began February 1, 2014 have two components which include a base rate of $3,234 that is not subject to increase and a rate beginning at $6,418 that is adjusted annually according to the cost of living index. The contract includes a 5 year extension option. For the years ended December 31, 2015 and 2014, the office lease costs totaled $106,178 and $86,873 ; respectively.

The following is the total remaining contracted lease operating obligations (operating leases, BLM lease agreements and office leases) for the next five years and thereafter:

Years Ending
December 31,	Amount

2016	$1,004,517
2017	994,906
2018	1,019,465
2019	914,152
2020	886,704
Thereafter	14,805,095

Parental Guaranty Agreement

Under the terms of PPA, Raft River Energy I, LLC (“RREI”) is required to provide a Seller’s Performance Assurance. On April 29, 2011, U.S. Geothermal Inc. (“Guarantor”) signed a Parental Guaranty Agreement with RREI’s energy purchaser (“Beneficiary”) that extends credit to RREI (“Debtor”). The agreement provides for assurances related to possible obligations related to purchases, exchanges, sales or transportation of energy from contacts entered into by the Beneficiary and Debtor. The agreement insures the Beneficiary for damages up to a maximum of $750,000.

401(k) Plan
The Company offers a defined contribution plan qualified under section 401(k) of the Internal Revenue Code to all its eligible employees. All employees are eligible at the beginning of the quarter after completing 3 months of service. The Company matches 50% of the employee’s contribution up to 6%. Employees may contribute up to the maximum allowed by the Internal Revenue Code. The Company made matching contributions to the plan that totaled $100,872 and $97,785 for the years ended December 31, 2015 and 2014, respectively.